SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported):    November 3, 2005
                                                            ------------------

                          WaveRider Communications Inc.
               (Exact Name of Registrant as Specified in Charter)


         Nevada                          0-25680               33-0264030
----------------------------    ------------------------  ----------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation)                                     Identification Number)



         255 Consumers Road, Suite 500, Toronto, Ontario, Canada M2J 1R4
               (Address of principal executive offices) (Zip Code)

                                 (416) 502-3200
              (Registrant's telephone number, including area code)



          (Former Name or Former Address, if Changed Since Last Report)

Item 2.02 Results of Operations and Financial Condition.

         WaveRider Communications Inc.furnishes herewith, as Exhibit 99.1, a press release announcing third quarter 2005 results.

         The information in this Current Report on Form 8-K, including the attached press release, is being furnished, and not filed, for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended. The information in this Current Report on Form 8-K is not subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended. WaveRider Communications Inc. does not intend the information in this Current Report on Form 8-K to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

         This Current Report on Form 8-K includes forward-looking statements that reflect the registrant's current expectations about its future performance, including statements concerning market investments, sales and earnings. These forward-looking statements rely on a number of assumptions and estimates that could be inaccurate and which are subject to risks and uncertainties. Actual results could vary materially from those anticipated or expressed in any forward-looking statement made by the registrant. Please refer to the registrant's most recent Annual Report on Form 10-KSB and subsequent filings for a further discussion of these risks and uncertainties. The registrant disclaims any obligation or intent to update the forward-looking statements in order to reflect events or circumstances after the date of this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

A. WaveRider Communications Inc. furnishes herewith, as Exhibit 99.1, furnishes herewith, as Exhibit 99.1, a news release announcing third quarter results.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 News release of WaveRider Communications Inc., dated November 3, 2005, announcing third quarter results (furnished and not filed).


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       WAVERIDER COMMUNICATIONS INC.


                                       By: /s/ Charles W. Brown
                                       -----------------------------------------
                                       Charles W. Brown, Chief Executive Officer

Date:    November 3, 2005

                                  Exhibit Index



Exhibit No.       Description

     99.1 Press Release dated November 3, 2005 entitled "WaveRider Communications Inc. reports Q3 2005 results"